UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

    Date of report (Date of earliest event reported):   December 29, 1998

                          WATERFORD GAMING, L.L.C.
                        -----------------------------
            (Exact name of Registrant as specified in its charter)

         Delaware                  333-17795              06-1465402
     ------------------         ---------------        ----------------
     (State or other           (Commission file        (I.R.S. employer
      jurisdiction of               number)             identification
      incorporation or                                      number)
      organization)

               914 Hartford Turnpike
                   P.O. Box 715
                  Waterford, CT                        06385
      ---------------------------------------        ----------
      (Address of Principal Executive Offices)       (Zip Code)

Registrant's telephone number, including area code: (860)442-4559

Item 5.

     The Mohegan Tribal Gaming Authority (the "Authority") has filed its 1998 annual report on Form 10-K for the fiscal year ended September 30, 1998, a copy of which has been filed as an exhibit to this report and is incorporated by reference to the Authority's electronic filing of such report on Form 10-K, Securities and Exchange Commission file reference no. 033-80655.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         WATERFORD GAMING, L.L.C.


Date: January 6, 1999                    By:/s/Len Wolman
                                            Len Wolman, Chief Executive Officer